Waldorf Astoria Hotel – New York, NY Leidos Investor Day September 11, 2013

Forward-Looking Statements
Certain statements in this presentation contain or are based on "forward-looking" information within the meaning of the Private Litigation Reform Act of
1995. In some cases, you can identify forward-looking statements by words such as "expects," "intends," "plans," "anticipates," "believes," "estimates”
and similar words or phrases. Forward-looking statements in this presentation include, among others: our intent to separate into two independent publicly traded companies as a result of the proposed spin-off and the timing of the proposed transaction; revenue, growth, profitability and cost-
efficiency expectations for the company following the spin-off; the expectation that the spin-off will be tax-free; statements regarding the resources, potential, priorities, competitive positioning, opportunities and addressable markets for the company following the spin-off; expectations about future regular or special dividends, stock repurchases and other anticipated uses of capital. These statements reflect our belief and assumptions as to future events that may not prove to be accurate.
Actual performance and results may differ materially from the forward-looking statements made in these slides depending on a variety of factors, including: developments in the U.S. Government defense budget, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. Government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. Government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. Government procurement rules, regulations and practices; our compliance with various U.S. Government and other government procurement rules and regulations;
governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. Government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to obtain security clearances for our employees; our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; our ability to comply with certain agreements entered into in connection with the CityTime matter; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues; our ability to effectively acquire businesses and make investments; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts, including complex engineering or design build projects; the failure of our inspection or detection systems to detect threats; the adequacy of our insurance programs designed to protect us from significant product or other liability claims;
our ability to manage risks associated with our international business; our ability to declare future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; risks associated with the proposed spin-
off of our technical, engineering and enterprise information technology services business, such as disruption to business operations, unanticipated expenses, significant transaction costs and/or liabilities, the timing of the spin-off or a failure to complete the proposed spin-off or realize the expected benefits of the proposed spin-off; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face. These are only some of the factors that may affect the forward-looking statements contained in these slides. For further information concerning risks and uncertainties associated with our business, please refer to the filings we make from time to time with the U.S. Securities and Exchange Commission.
All information in this presentation is as of September 11, 2013. The Company expressly disclaims any duty to update the forward-looking statement provided in this presentation to reflect subsequent events, actual results or changes in the Company's expectations. The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

START STOP DURATION (mins) TOPIC
7:30 8:25 55 Registration and Continental Breakfast
8:25 8:30 5
Opening Remarks and Introductions: John Sweeney, Investor
Relations
8:30 8:50 20 Introduction and Company Overview: John Jumper, CEO
8:50 9:20 30
Strategy and Operations: Stu Shea, President & Chief Operating
Officer
9:20 9:40 20 CEO and COO Q&A
9:40 10:10 30 National Security: Lou Von Thaer, Sector President
10:10 10:30 20 National Security: Q&A
10:30 10:45 15 Break
10:45 11:15 30 Health and Engineering: Joe Craver, Sector President
11:15 11:35 20 Health and Engineering: Q&A
11:35 11:40 15 Financial: Mark Sopp, Chief Financial Officer
11:40 12:00 20 Financial: Q&A
12:00 12:15 15 Closing Remarks: John Jumper, CEO

Investor Day—Wednesday, September 11
©2013 LEIDOS. ALL RIGHTS RESERVED.
th

Introduction and Company Overview— John Jumper CEO

$200M+ cost savings with more to come in FY15
Emphasize profit growth over top line revenue
– Target 10.0% EPS annual growth
– Continuous improvement driving lower rates & higher margin
Strong cash generation: priority return to shareholders
– $400M annual operating cash flow
Stable business base: doing the important things
– Intelligence, Health, Energy, Environment
Technology leverage: deep analytics, cybersecurity
Remove Organizational Conflict of Interest
©2013 LEIDOS. ALL RIGHTS RESERVED.
Unlocking The Value of Leidos

©2013 LEIDOS. ALL RIGHTS RESERVED.
What Has Changed…
Old SAIC Leidos
1,000 flowers blooming and internal
competition
Organizational Conflicts of Interest
Higher cost structure
M&A-focused capital deployment
Cash on the balance sheet
Optimized portfolios, shared resources
and leveraged technology
Free to pursue more business
Designed to cost
Return-focused capital deployment
Cash returned to shareholders
Our Transformation

©2013 LEIDOS. ALL RIGHTS RESERVED.
Our Key Leaders With You Today
JOHN JUMPER
Chairman and Chief
Executive Officer
STU SHEA
President and Chief
Operating Officer
MARK SOPP
Chief Financial
Officer
JOE
CRAVER
President,
Health and
Engineering Sector
LOU VON THAER
President,
National Security
Sector
Aligned in Their Vision for the Company

©2013 LEIDOS. ALL RIGHTS RESERVED.
Our Board of Directors
JOHN P. JUMPER
Chairman & Chief
Executive Officer
DAVID G. FUBINI
Director
JOHN J. HAMRE
Director
MIRIAM E. JOHN
Director
ANITA K. JONES
Director
HARRY M. J. KRAEMER, JR.
Director
LAWRENCE C. NUSSDORF
Director
ROBERT S. SHAPARD
Director
NOEL B. WILLIAMS
Director

Stable National Security Sector revenues combined with growth opportunities in Health and Engineering
Removal of organizational conflicts of interest
Continuous improvement to drive down costs
Target operating margin of 8.0%+
Low Cap Ex requirements
Strong operating cash generation: Target $400M operating cash flow in FY15
Return Value to Shareholder
– Attractive dividend yield
– Priority on returning cash to shareholders
– Higher threshold for acquisitions
©2013 LEIDOS. ALL RIGHTS RESERVED.
Investment Rational
+

Strategy and Operations— Stu Shea PRESIDENT AND CHIEF OPERATING OFFICER

©2013 LEIDOS. ALL RIGHTS RESERVED.
Executing on Our Vision
Why Leidos Matters
Who We Are
What Makes Us Distinctive
What is Our Value Proposition
What You Should Expect From Us
We Have a Roadmap for Delivering Value to our Shareholders

Why Leidos Matters: Convergence of Megatrends
Giving Rise to Opportunities in Enduring Markets That Matter

Increasingly
Impactful
Cybersecurity
Threats
National
Security Threats
Protected
Environment
Clean
Water
Aging Critical
Infrastructure
Border
Protection
Cyber
Threats
Global
Pandemics
Clean
Energy
Preserve
Natural
Resources
Affordable
Healthcare
Increasingly Challenging Economics,
Geopolitics, and Urbanization
Increasingly
Global,
Interconnected
Markets
Increasingly Complex,
Data Rich Environments
©2013 LEIDOS. ALL RIGHTS RESERVED.

Securing the Future
Helping make our communities, our nation and our world a better place for generations to come.
Health
Advancing health technology to improve patient care, reduce healthcare costs, and enhance public health.
National Security
Delivering innovative solutions that help protect freedom in all domains — air, land, sea, space and cyberspace.
Engineering
Passionate about protecting our environment and making energy supply and delivery smarter, cleaner, and more reliable.

leidos

16 ©2013 LEIDOS. ALL RIGHTS RESERVED.

©2013 LEIDOS. ALL RIGHTS RESERVED.
Who We Are
Solutions That Secure Our Future and Our Way of Life

FY2014 revenues: ~$6B
National
Security
68%
Health
14%
Engineering
17%
National Security Sector
~$4B revenue
13,500 employees with >10,500 possessing
DoD, TS/SCI, SAP/SAR, and DoE security
clearances
99% government, <1% commercial
Critical mission support for intelligence
community
C4ISR R&D and solutions for DoD
Industry-leading cybersecurity capabilities
Health & Engineering Sector
~$2B revenue
9,500 employees
63% commercial, 37% government
Healthcare information technology, electronic
health records, and advanced data analytics
Health and life science / clinical research
Energy grid and critical infrastructure design
and integration

Revenue Composition
Diversified and Stable Revenue Base, Low Concentration Risk

Contract Type
Prime vs. Subcontract
Contract Concentration IDIQ v. Non-IDIQ
Employee Location
Customers
OCO Exposure
Intelligence /
Cyber
Other
Commercial
Federal
Gov
Defense
Top 5
Top
6-10
Subcontract
T&M
Fixed Price
Cost Plus
Customer
Site
Non
IDIQ
Prime
OCO
Non OCO
Leidos
Site
IDIQ
©2013 LEIDOS. ALL RIGHTS RESERVED.

©2013 LEIDOS. ALL RIGHTS RESERVED.
We Have the Right Team
A Balanced, Well-Educated Workforce Capable of Creating the Right Solutions

United States
Top Operating Locations
International
Years of Service
Degrees
Veterans
Concentration
Washington, DC (26%)
Baltimore, MD (16%)
San Diego, CA (6%)
Boston, MA (3%)
Orlando, FL (3%)
Dayton, OH (2%)
St. Louis, MO (2%)
Pensacola, FL (2%)
Knoxville, TN (1%)
Oklahoma City, OK (1%)
Afghanistan
Kuwait
Germany
Canada
Japan
Korea
Australia
United Kingdom
Italy
Iraq
Social
Sciences
Sciences
Engineering
Veterans
Non Veterans
Masters
Bachelors
Others
Doctorate
<2 years
2-5
years
5-10
years
>10
years
Business,
Law,
Economics

©2013 LEIDOS. ALL RIGHTS RESERVED.
Health ($43B)
•
National Security ($94B)
•
• Evolve value-based
healthcare through data
analytics
• Embed cybersecurity for
privacy protection
• Focus on agile, mission-
critical integration
• Exploit & leverage
technology for mission
advantage
• Build on IT, analytics and
engineering capabilities
• Bring science &
technology solutions
Engineering ($80B)
•
What Makes Us Distinctive: Rich Markets
Leveraging Technical Capabilities and Innovate Across Markets

One company in three opportunity rich markets of global importance
Drive leading C4ISR
solutions in challenging
mission environments
across all operational
regimes
Improve access and quality
of healthcare by driving
digitization, interoperability
and personalized medicine
Expand commercially and
internationally to meet
global infrastructure and
natural resource needs

©2013 LEIDOS. ALL RIGHTS RESERVED.
What Makes Us Distinctive: Competitive Levers
Leidos’ 3 Competitive Levers are Unique, Complete, and Proven

Deep
Customer
Domain
Knowledge
Deep scientific,
technology, and
subject matter
expertise
Complex
data and
analytic
insight
Relevant
customer
operational
expertise
Community
thought
leadership
1
People,
Process,
and Tools
Highly educated
workforce
ISO, CMMI
certifications
Physics-based
modeling and
simulation
2
Scalable
Capabilities
Applied
research and
development
Pilot
engagements
and system
prototypes
Component,
systems, and
subsystems
Agile, quick
reaction/
delivery
solutions
3
3 Key Levers
The Leidos Performance Value Chain

©2013 LEIDOS. ALL RIGHTS RESERVED.
What Makes Us Distinctive: Solutions That Work
Our Strategy Gives Us a Roadmap for Meeting Our Objectives

People, Processes,
and Tools
Deep Customer
Domain Knowledge
Agile development
processes
Repeatable processes
Reliable integrators
Physics-based modeling
and simulation
Science and technology
heritage
Practical operational
knowledge
Embedded with our
customer
community
Critical to mission
success
Respected community
thought leadership
Concept to creation
Information-enabled
engineering
Advanced data
analytics
Full range of
CyberSecurity
Appropriate solutions
Scalable
Capabilities
1
2
3
One company with Three Unique Levers

©2013 LEIDOS. ALL RIGHTS RESERVED.
What Makes Us Distinctive: Information-Driven
Capabilities
Achieving technology leverage
–
Market pull
is enabled by technology
Provides channel access to customers
–
Technology push
is informed by the market
Retains the imperative of innovation
Opportunity to scale
– Diverse markets share common technical challenges
Health market drowning in data and need to offset demanding regulatory challenges
Future of a highly-interconnected infrastructure (energy sensors)
– Additional investments key capabilities
Enterprise Strategy, Focused Leadership, and Repeatable Solutions

©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Investment Thesis
Compelling vision and performance objectives
Balanced financial strategy
Repeatable operating model
Aggressive portfolio management
Common core of information-driven capabilities
Proximity and criticality to operators & customers
Continually optimized cost structure

©2013 LEIDOS. ALL RIGHTS RESERVED.
What You Should Expect From Us: Performance
Maintain discipline
– Laser-focused on core markets
– Controlled adjacencies
Expanding commercial
portfolio
Technology sharing
– Increased, shared investment
Economic profit improvement
– Quality revenues
– Educated workforce
– Higher margin expectations
We Will Drive Profit Growth While Earning a Competitive Return on Capital

Perform on current contracts
– Early contract reviews
– Integrated early warning system
Divestitures and monetization
– Portfolio shaping
Better return of capital
to shareholders
Continuous attention to cost
efficiencies
– Improved business ecosystems

©2013 LEIDOS. ALL RIGHTS RESERVED. 26 National Security Engineering Health Cybersecurity

National Security— Lou Von Thaer SECTOR PRESIDENT

~$4B in revenues
NSS capabilities aligned to address our Nation’s vast Intelligence &
Defense requirements
Intelligence collection, analysis and exploitation of data expertise are indispensable in today’s world
– Comprises 80% of NSS revenues
New multibillion dollar OCI-deconflicted markets available to pursue
Forty-four year track record of winning competitively and executing
Highly regarded industry reputation
– Adept at rapidly developing and producing cost-effective solutions
©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security Sector - Positioned for
Success

Leidos
Information
Enabled
Solutions

©2013 LEIDOS. ALL RIGHTS RESERVED.
Market Shift Plays to Leidos’ Advantage
CONVERGENCE
In the future, those that control the
information will control greater
portions of the budget
PHYSICAL REALM
DIGITAL REALM
OPERATIONAL REALM

©2013 LEIDOS. ALL RIGHTS RESERVED.
Disclosed US Government Intelligence Budget
Intelligence Spending
CURRENT DOLLARS $B
Key contributors to U.S. intelligence for four decades
Sources: DNI disclosure of National Intelligence Budget & DoD Green Book; USD not adjusted for inflation.
80%
of our current revenue
National Security
Sector Revenue
2006 2007 2008 2009 2010 2011 2012 2013
MIP Budget
NIP Budget
$10
$20
$30
$40
$50
$60
$70
$80
$90
80%
INTELLIGENCE
15%
DEFENSE
5%
DHS &
COMMERCIAL
$0

1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013

leidos

©2013 LEIDOS. ALL RIGHTS RESERVED.
Expanding Growth Into Defense Market
Reagan Era
Vietnam Era
Iraq/Afghanistan
Source:  DoD Green Book, USD not adjusted for inflation
Long-term growing market
DoD Spending
CURRENT DOLLARS $B
War Funding
Current Year
$0
$100
$200
$300
$400
$500
$600
$700
$800

Addressable market increases dramatically upon separation
Significant opportunity space in long term Defense budgets
©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security Sector Unconstrained
Markets
$37B
AIR FORCE
NAVY
ARMY
SOCOM & UNIFIED
COMMANDS
$0
$10
$20
$30
$40

©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security
Maritime
Systems
Space
Systems
Airborne
Systems
Ground
Systems
Readiness &
Sustainment
Cybersecurity
Intelligence Analysis &
Production
Intelligence
Systems
Critical Mission Support in all Operational Domains:
Air, Land, Sea, Space and Cyberspace

©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security at a Glance
13,500
PROFESSIONALS
10,500
WITH SECURITY CLEARANCES
Broad technology,
development and
integration capabilities
CONTRIBUTE TO OUR CUSTOMER MISSIONS… OUR CORE RESOURCES…
5%
DHS AND COMMERCIAL
15%
DEFENSE
80%
INTELLIGENCE

©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security at a Glance
Increase of $37 Billion in Addressable Market
BUSINESS SEGMENT
REVENUE
PERCENTAGE
ADDRESSABLE
MARKET
Technology 25% $47B
Intelligence 60% $23B
Cybersecurity
15% $24B
$94B

Diversified contract base
Top 10 contracts < 25%
of  total revenues
9 of Top 10 contracts in
stable intelligence market
©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security at a Glance
FY14 Top Contracts
PROGRAM REVENUE BUSINESS
SEGMENT
Classified $154M Intelligence
Saturn Arch $140M Technology
GGI $102M Intelligence
MRAP JLI $  99M Intelligence
Classified $  97M Cyber
Classified $  86M Cyber
Classified $  85M Cyber
Buckeye $  79M Technology
Blue Devil $  72M Technology
Joint Intel Ops Center $  70M Intelligence

27%
Fixed
Price

Proximity to operators & deep domain expertise
Capabilities address emerging market needs
Rapidly deploy cost-effective technical solutions
Advanced analytics to solve complex information
problems
Cybersecurity to defend critical missions and systems
Well positioned in market for revenue & profit growth
Market leader with prime contracts
Broad and established base
Positioned for OCI deconflicted defense market
Streamlined infrastructure with costs reduced 15%
Prolific business development engine
60% increase in proposal submissions
$7B of bids pending award
• Additional $7B of IDIQ bids submitted
Competitive win rate (50 – 65%)
©2013 LEIDOS. ALL RIGHTS RESERVED.
History as a Fierce Competitor
88%
PRIME
82%
Base Funding
61%
Cost Plus
12%
T&M
27%
Fixed
Price
88%
PRIME
12%
SUB
82%
Base Funding
18%
OCO

Horizontally Integrated
Solutions into New
Markets
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos National Security Strategy
Consistent, Reliable, Secure Technology and Information Globally for all Customers
Technology
Intelligence
Cybersecurity
Intelligence
Defense
Homeland Security
Healthcare
Engineering
Utilities
BUSINESS SEGMENTS DELIVERY FOCUS MARKETS
Quick to Market
Tailored to Need
Predictive Analytics
Full Life Cycle Support
Affordable
Global Operations

©2013 LEIDOS. ALL RIGHTS RESERVED.
Technology Business Segment
Technology-driven end-to-end integrated solutions operating in the air, land, sea & space
Advanced Technology Solutions to Differentiate Leidos Offerings
R&D in air, sea, ground & space
Autonomous and distributed solutions
Modeling, simulation and training
Wide range of technical solutions
First full-spectrum ISR in theater
Leading Navy’s diesel submarine tracking
prototype
Developing one of  two  high-speed
prototype crafts for USSOCOM
Transitioning to new markets
Unmanned, autonomous naval systems
Advanced electronic warfare
Border Security missions
Classified next generation sensors
Saturn Arch
Buckeye
Desert Owl
Blue Devil ISR
Target Recognition
Tactical Sonar
Naval Warfare Engineering
MOJAVE
ACTUV
Integrated WMD
Targeting & Intelligence Support
CAPABILITIES
PRIMARY CUSTOMERS
Research organizations across DoD

©2013 LEIDOS. ALL RIGHTS RESERVED.
Success Story: Distributed Airborne Information
Solutions
Deployed technologies on Blue Devil, Buckeye, Desert Owl, Radiant Falcon, Saturn Arch
Catching Bad Guys and Protecting our Troops
Mission Needs
Customer needed to integrate sensor operations to identify and address threats
Leidos Response
Leidos combined our expertise, experience, and technologies to develop solutions quickly to match the need
Idea to deployment in less than10 months
Result
Delivered rapid persistent, multisource, integrated intelligence capability
Identified multiple high-value targets
Protected U.S. and coalition troops operating in high-threat areas
Day & Night 3-D Geospatial Multiple Sources Full Motion Video Wide Area Imagery
Technology Business Segment

Expanding market for Navy autonomous solutions to address expanding threats
Navy developing solution to counter diesel submarines
Leidos ability to meet Navy’s need
Leading prototype design to track diesel electric submarines for months at a fraction of their size and cost
Leveraging integration capabilities in ocean modeling, systems engineering and integration, and software development
Enabled by experience in design and build of maritime sensors, communications systems, autonomous controls, and propulsion systems
Positions Leidos for expanded Navy business over the coming decade
©2013 LEIDOS. ALL RIGHTS RESERVED.
Growth Opportunity: Naval Autonomous Technology
Design and integrate unmanned, autonomous solutions for intelligence and defense needs
Advanced Platform Development to Meet Demanding New Mission Needs
ACTUV: Anti-Submarine
Warfare (ASW) Continuous
Trail Unmanned Vessel
130
40
80
FEET LONG
FEET WIDE
TONS
Technology Business Segment

Growing market for multiple mission autonomous systems
Navy developing affordable, versatile systems for deploying and retrieving equipment
Leidos ability to meet Navy’s need
Leveraging ACTUV prototype design experience
Knowledge in underwater operations, propulsion, and controls
Broad experience in intelligence, surveillance, and reconnaissance
Expanding Leidos offering for next-generation Navy systems
©2013 LEIDOS. ALL RIGHTS RESERVED.
Growth Opportunity: Naval Autonomous Technology
Design and integrate unmanned, autonomous solutions for intelligence and defense needs
Leveraging Technology and Experience into Affordable Future Navy Workhorse
25
5
5
FEET LONG
FOOT DIAMETER
TONS
UUV: Unmanned
Underwater
Vehicle
Technology Business Segment

©2013 LEIDOS. ALL RIGHTS RESERVED.
Intelligence Business Segment
Building wide range of information processing systems solving toughest challenges today
Delivering “Glue-ware” to Create Integrated Systems for Decision Makers
PRIMARY CUSTOMERS
System Engineering & Integration
Delivering across Intelligence & Defense
Pursuing adjacent markets in Defense
Classified
Intelligence Communications
Army Military Intel Enterprise
Joint Intelligence Ops Center
Geospatial Production
iSTORE Content Management
MRAP JLI
Distributed Common Ground
System
GPS System Engineering
TACAN Replacement
CAPABILITIES
Advanced analytics
Software development
Intelligence analysis & operations
Integrated logistics solutions
Top geospatial products producer for IC
Leading NSA & Army data analytics
First Intel & Defense Cloud architectures
Bid Data & Cloud solutions
Integrated intelligence systems
Infrastructure protection
Modernization, readiness & sustainment

Mission Need
Intelligence community must review massive amounts of data to make accurate decisions
Leidos Response
Leidos leveraged our domain knowledge, data analytics and software development capabilities to deliver the leading data analytics platform
Result
Leidos solution “transformed tactical intelligence”
Leidos implemented a 40x improvement in throughput following year
“The most significant SIGINT system in aiding the Warfighter in the past 10 years”
In 2013, Leidos developed a commercial platform operating at a 200x improvement
©2013 LEIDOS. ALL RIGHTS RESERVED.
Success Story: Big Data Analytic Solution
Leverage leading data analytics successes in Intelligence into broader markets
ENERGY HEALTH DEFENSE DHS
CRITICAL INSIGHT
Intelligence Data
Analytics Tools
Commercial Data
Analytics Tool
Intelligence Business Segment

360°
Persistence
Surveillance
Secure
Communications
Integrated
Command
and Control
Sustainable
Green Power

DHS seeking low-risk near-term
solution for U.S. border security
– Failed Secure Border Initiative program
delayed border security implementation
– Seeking proven system to  detect and
track items of interest along nation's
borders
Leidos ability to meet DHS’ need
– Leverage security and force protection
– Integrated solution with proven systems
and operations experience
– Automated solution flexible and easy to
operate
– Positioned for growth in U.S. and global
markets
©2013 LEIDOS. ALL RIGHTS RESERVED.
Growth Opportunity: Border Security
Surveillance
Rapid solution deployment for high confidence border security
Proven, affordable and flexible solutions for border security
Intelligence Business Segment

©2013 LEIDOS. ALL RIGHTS RESERVED.
Cybersecurity Business Segment
Delivering over $700M of Cybersecurity to the Intelligence Community to constantly defend critical infrastructure against the most sophisticated adversaries
Leveraging Cyber leadership in Intelligence to address increasing commercial demands
Leading Cyber Provider in Intelligence
Community
Computer Defense, Exploitation, & Ops
Predictive Cyber analytics
Largest forensics malware in IC
Large-scale systems design and  integration
Delivering Broad Cyber Solutions
Cryptographic algorithms, key management
Cyber software development
Navy 2013 Tech Award: Cyber Domain Services
Expanding Cyber beyond Intelligence
Community
Federal Government
Classified (Multiple)
Key Management
U.S. National Data Center
Key Management
Commercial & Critical
Infrastructure
Health
Critical Infrastructure
Commercial Providers
CAPABILITIES
PRIMARY CUSTOMERS

Mission Needs
Intelligence community faced with constant, sophisticated cyber attacks
Leidos Response
Developed solution to identify and defend against new cyber threats
Delivers software to defend against new attacks, and protect networks across IC
Result
Enterprisewide protection from new and emerging cyber threats
Well positioned to leverage capabilities across defense and commercial markets
©2013 LEIDOS. ALL RIGHTS RESERVED.
Success Story: Cyber Signature Management
Delivering cyber signatures to protect critical Intelligence Community infrastructure
Cybersecurity Business Segment

U.S. CUSTOMS AND BORDER PROTECTION

U.S. DEPARTMENT OF HOMELAND SECURITY

FORTUNE 1,000

CALIFORNIA REPUBLIC

leidos

DHS and commercial companies seeking secure network solutions
Cyber threats continue to expand in numbers and sophistication
Need for reliable cyber protection expanding
Leidos has the ability to meet emerging needs
Deliver differentiated solutions to protect networks and information
Provide cybersecurity defense and  incident response
Highest margins, fastest growing market
Solutions in development
©2013 LEIDOS. ALL RIGHTS RESERVED.
Growth Opportunity: Cyber Threat Operations
Using intelligence-based capabilities, deliver cybersecurity to protect federal and commercial entities
Cybersecurity Business Segment

leidos

BAE SYSTEMS

NORTHROP GRUMMAN

GENERAL DYNAMICS

BOEING

L3 communications

LOCKHEED MARTIN

Raytheon

Booz | Allen | Hamilton

ManTech International Corporation

CACI EVER VIGILANT

SRA INTERNATIONAL, INC.

leidos

©2013 LEIDOS. ALL RIGHTS RESERVED.
Competition
Intelligence & Security
Information Systems
& Technology
Information Systems &
Global Solutions
National Security
Solutions
Intelligence,  Information
& Services
Information Systems
Defense, Space & Security
SERVICES
Mission, Cyber &
Intelligence Solutions
SYSTEM INTEGRATORS & SOLUTIONS

NSS brings a 44 year history of performance in good markets and bad
–
Leidos design drives horizontal technology collaboration in expanded markets
–
Continual focus on streamlined operations at reduced cost
–
Expanded focus on increasing earnings to drive shareholder value
Continued need for intelligence and market shift plays to Leidos’ advantage
Nimble and affordable
Uniquely positioned to compete
©2013 LEIDOS. ALL RIGHTS RESERVED.
Summary
Leidos – Missions that Matter

Health & Engineering— Joe Craver SECTOR PRESIDENT

Long-term market presence with solution and service delivery at scale
Applied solutions focused on large, receptive commercial markets
Core capability leverage with broad impact across multiple market segments
©2013 LEIDOS. ALL RIGHTS RESERVED.
Health & Engineering Sector
Healthcare
Engineering
~$2B Revenues
Commercial
Federal
63%
37% 43%
57%

Leidos Health

Material presence and scale in more than $35B healthcare IT market
Market drivers and business imperatives creating need for health organizations to seek applied solutions
Extensive client list, reputation for quality and partnered with all the industry leading software vendors
Uniquely positioned with expertise in IT, clinical transformation, behavioral health, life sciences and data analytics
Positioned to grow in both Commercial and Federal markets
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Health – Positioned for Long-Term
Success

34
35
36
39
41
43
45
Hardware
Telecom
Software
Internal
Services
IT
Services

International Health IT market is more than $90B
Total addressable market is much bigger than just Health IT
©2013 LEIDOS. ALL RIGHTS RESERVED.
U.S. Healthcare Provider IT Market
Source: Gartner Enterprise IT spending by verticals forecast, 2013Q1
CAGR
’11–’13F
4%
4%
2%
6%
7%
0%
CAGR
’13F–’17F
5%
3%
3%
7%
7%
4%
0
10
20
30
40
50
2011 2012 2013 2014F 2015F 2016F 2017F

©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Health in the Marketplace
#9
Modern Healthcare's
2013 Management
Consulting Firms
Engaged by
18 of 25
largest Academic
Medical Centers as
listed by Modern
Healthcare 2012
Worked with
15 of 18
U.S. News and
World Report’s
2012-13 Best
Hospitals Honor Roll
#4
KLAS Ranking of Overall
Health Services Firms
#18
Healthcare
Informatics Top 100

Major Shift as Healthcare Becomes More Data-Enabled…
©2013 LEIDOS. ALL RIGHTS RESERVED.
A New Era in Healthcare Is Emerging…
Leidos’ Analytical Capabilities and Domain Knowledge
Allow Us To Excel In Data-Enabled Environments
Tomorrow Today
Digitization
Integration and
Interoperability
Data
Leverage
Precision Medicine
& Personalization

Health Solutions
Electronic Health Record
System Implementation
& Optimization
Health
Information
Security
Behavioral Health
Research &
Outreach
Biomedical
Data
Integration &
Warehousing
Health IT Framework
& Information
Exchange
Advanced
Data
Analytics &
Visualization
Biomedical
Research &
Development
Public Health
Surveillance
& Outreach

From the Research Bench to the Patient Bedside
©2013 LEIDOS. ALL RIGHTS RESERVED.

EHR implementation
Optimization
Information integration
IT services
Application development and
maintenance
Ongoing system support
Legacy system support
Strategic IT planning
Meaningful use
Clinical transformation
ICD-10
Revenue cycle management
Data analytics; cybersecurity
Behavioral health
Public health
Life sciences
Health research
What We Do
45%
15%
10%
Leidos Health
5-Year
Growth
Trajectory
5–10%
3–6%
10%+
Percent of
Leidos Health
Business
30%
3–6%
EHR Consulting
(Digitization)
Systems Integration
(Integration and Interoperability)
Strategic Services and Solutions
(Data Leverage)
Health Research and Life Sciences
(Precision Medicine and Personalization)
Capabilities
©2013 LEIDOS. ALL RIGHTS RESERVED.

Catholic Health East

Presence Health

Adventist Health System

Cleveland Clinic

North Shore LIJ

Stanford Hospital & Clinics
Stanford University Medical Center

Presbyterian

Sutter Health
With You. For Life.

Providence Health & Services

Albert Einstein Healthcare Network
Einstein

TRICARE

National Cancer Institute

National Institutes of Health

CDC

HRSA

leidos

61 ©2013 LEIDOS. ALL RIGHTS RESERVED. Leidos Health Clients Helping Drive the Transformation Towards Value-Based Healthcare Federal Health Clients Commercial Clients

We Offer a Set of Client-Centric Services Designed to Get the Most out of an Organization's EHR Investment at all Stages of the Life Cycle

EHR Practices

- Allscripts™
- Cerner
- Epic
- McKesson
- Meditech
- Siemens

EHR Solution Services
Planning
Governance
Resources
Budget
EHR Strategy
Technology
Scope
Workflows
Clinical Content
EHR Planning
Integration
Clinical Adoption
Change Management
EHR Advisory
Testing
Training
Go Live Readiness
EHR Implementation
Long-Term Support
Optimization Roadmaps
EHR Optimization

leidos

62 ©2013 LEIDOS. ALL RIGHTS RESERVED. EHR Consulting Digitization

Stage	% of Hospitals EHR Adoption Model
7	2%
6	9%
5	16%
4	15%
3	36%
2	10%
1	4%
0	8%

leidos

©2013 LEIDOS. ALL RIGHTS RESERVED.
EHR Consulting
Majority of Institutions Have Underdeveloped EHR Capabilities
Data from HIMSS Analytics Database Q1 2013
7
Digitization
Only
27%
of
hospitals have
reached Healthcare
Information and
Management Systems
Stage 5 or higher

Developed & support the U.S. military AHLTA/CHCS
system, the largest EHR system ever implemented
©2013 LEIDOS. ALL RIGHTS RESERVED.
Systems Integration
Integration and Interoperability
Provided health IT & systems integration
support in connecting Inland Northwest
Health Services (INHS), one of the nation’s
first health information exchanges, to public
health entities and applications
Supported a major Canadian provincial health system in the
creation and development of a health information network to
link healthcare providers province wide
Links nearly 300 healthcare facilities in 126 communities &
380 pharmacies connecting approximately 19,000
healthcare professionals
Nearly 10 million beneficiaries
50 treatment facilities & 360 clinics

VA/DoD EHR Integration Opportunity
Servicing over 18 million patients in both VA / MHS
Total program cost: ~ $5 - $20 billion
High Congressional visibility creating pressure for action
Possible Scenarios:
Expansion of existing sharing platforms
Adoption of existing systems by differing agency
Integration and deployment of new EHR systems (COTS)
©2013 LEIDOS. ALL RIGHTS RESERVED.
Systems Integration
Integration and Interoperability

Strategic Services and Solutions
True Value of Digitization is Unlocked Through Data Leverage
STRATEGIC
ADVISORY
SERVICES
VALUE-BASED
OUTCOMES
IT Strategy & IT Strategy &
Program Program
Management Management
Cyber Cyber
Security Security
ICD-10
Transformation
Advanced Data Advanced Data
Analytics Analytics
Clinical Clinical
Transformation Transformation
Revenue Cycle Revenue Cycle
Optimization Optimization
Meaningful Use
(MU)
Data Leverage
©2013 LEIDOS. ALL RIGHTS RESERVED.

"We reduced our accounts receivable days by 21 percent ... with the assistance of the VCS team."
Cindy Charyulu
Vice President,
Revenue Cycle
Grady Health System

leidos

… directed the full implementation of clinical
and revenue cycle applications at 27 hospitals
and clinics for one of the top academic
medical centers in the country …
Revenue cycle transformation…
… for one of the largest public hospitals
(Grady Health System) in the United States …
Advanced
Analytics…
social network analytics solutions to
support product introduction
decisions internationally for one of
the largest pharmaceutical
companies in the country …

©2013 LEIDOS. ALL RIGHTS RESERVED.
Strategic Services and Solutions
Data Leverage
deployed

Leidos has over 25 years of combined programmatic experience providing solutions that enhance health, resilience, readiness, and performance through research, education, training and counseling in areas such as:
Performance Enhancement:
Prediction of Unplanned Loss  Team Resilience
Traumatic Brain Injury Rehabilitation Career-Span Health
& Wellness
Operational Stress:
Post Traumatic Stress Disorder (PTSD)    Insomnia
Suicide Prevention   Depression   Re-Integration
Behavioral Sciences:
Adolescent Substance Abuse Counseling & Prevention
Substance Use & Abuse    Sexual Assault & Harassment
Family & Workplace Violence    Prevention of Sexually
Transmitted Disease (STDs)
Leidos researchers conduct over 70 individual research studies annually and have supported over
500 research projects in the last 5 years in the areas of health, resilience, and readiness
Human subject studies range from 100-2,000 and large database driven research studies are in excess of 5 million records
©2013 LEIDOS. ALL RIGHTS RESERVED.
Health Research & Life Sciences
Precision Medicine
and Personalization

©2013 LEIDOS. ALL RIGHTS RESERVED.
Research and Life Sciences:
Leidos Biomedical Research
Frederick National Laboratory for Cancer Research
Advanced Technology Research Facility
Opened June 2012
Genetics
and
genomics
Proteins and
proteomics
Imaging and
nanotechnology
Advanced
biomedical
computing
Translational
Research
Precision Medicine
and Personalization

encore HEALTH RESOURCES

accenture

The Advisory Board Company

leidos

ctg

Impact advisors

CGI

Deloitte.

leidos

ICF INTERNATIONAL

CSC

HARRIS

NORTHROP GRUMMAN

SRA INTERNATIONAL, INC

hp

leidos

70 Competitive Landscape ©2013 LEIDOS. ALL RIGHTS RESERVED. Commercial Health Federal Health

©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Health Competitive Advantage
Life
Sciences
Clinical
SME
Health IT
Advanced
Data
Analytics
Behavioral
Health &
Wellness
Health IT
Clinical
SME
Life
Sciences
ADVANCED
DATA
ANALYTICS
BEHAVIORAL
HEALTH &
WELLNESS

Leidos Engineering

Engineering Infrastructure Market	There are Positive Forces in Leidos' Space
▶ Over past 22 years, the median growth of engineering services firms is 7%/year ▶ >$20B/yr US market ▶ >$40B/yr International ▶ Engineering Services grow 2-1.5X GDP	▶ Power ▶ Oil and gas ▶ Industrial ▶ Infrastructure

leidos

Consistently meets deadlines, budget and delivers on commitments
Uses systems approach to integrate engineering, technology, IT and consulting to address emerging challenges
Has capabilities to bring clarity and insight to large data
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Engineering
… a Customer Survey of over 800 Industry Decision Makers Revealed the
Following Top 3 Priorities…

Interconnected Engineering Elements

Energy
Water
Environment
Infrastructure

Engineering Market Sectors

Power	▶ Steady spend to upgrade aging electric power grid ▶ Smart grid digitalization movement ▶ Data analytics ▶ By 2020 expect 100GW of plant retirements
Oil and Gas	▶ Massive shift to shale oil and gas ▶ Significant interdependency with water and environment ▶ Strategic implications across nearly all sectors
Industrial	▶ Continued gradual recovery ▶ Increasing focus on efficiency ▶ Transformational potential with shift to gas
Infrastructure	▶ Need for upgrade or replacement or new builds ▶ Need for infrastructure engineering; environmental links ▶ Link between security and commerce leidos

74 Market Drivers ©2013 LEIDOS. ALL RIGHTS RESERVED.

Client Delivery Value
Power
Oil & Gas
Industrial
Infrastructure
Future Markets

leidos

©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Engineering Approach is Our Advantage
Combining Horizontal Capability & Applying to Industry Sectors
Addressing Market Interdependence Through Horizontal Leverage
Tomorrow Today
Foundational
Differentiating
Disruptive
Architecture
Engineering
Environmental
DesignBuild
Systems Engineering
Systems Integration
Program Management
Financial Advisory
Technology Assessment
Energy Modeling
Energy Management
Information Technologies
Sensor Integration
Physical Controls
System Automation
Business Modeling
Data Analytics

Engineering Solutions
Secure
Commerce
Business and
Financial Advisory
Water and
Waste
Energy
Management
& Efficiency
Environmental
Services
Oil, Gas and
Chemicals
Renewable
Energy
Power
Delivery
and Smart
Grid

Bringing Engineering and Technology Together in Critical Markets
©2013 LEIDOS. ALL RIGHTS RESERVED.

55+ INDUSTRY RANKINGS

21 TOP 10 RANKINGS

7 DESIGN-BUILD INSTITUTE OF AMERICA AWARDS

2012 BUSINESS ACHIEVEMENT AWARD WINNER

CLIMATE CHANGE BUSINESS JOURNAL
Gold Business Achievement Award
RENEWABLE ENERGY PRACTICE

CONTROL ENGINEERING 2013 System Integrator of the Year

#3

leidos

Industry Rankings and Awards
TOP NATIONAL RANKINGS
Business Information Modeling (BIM)
Engineering Firms
Building Design+ Constr., July 2013
#
6
Transmission & Distribution
ENR, July 2013
#7
Environmental Management
ENR, 2013
#
8
Top 50 in Program Management
ENR, June 2013
#
8
Top Engineering/Architecture Firms
BD+C, July 2013
#
23
Top 25 in Power
ENR, July 2013
#
34
Top 500 in Design
ENR, April 2013
OTHER SELECT RANKINGS
#
4
Wind Power
ENR, July 2013
#
6
Auto Plants Engineering Firms
ENR, July 2013
#
9
Top Data Center Engineering Firms
ENR, July 2013
#
46
Top 100 in Design-Build
ENR, June 2013
©2013 LEIDOS. ALL RIGHTS RESERVED.

What We Do
Percentage of Leidos
Engineering Business
Leidos Engineering 5 Year
Growth Trajectory
Capabilities
Power
Oil and Gas
Commercial and Industrial
Infrastructure
25%
10%
25%
40%
Consulting
Enterprise IT
Energy efficiency
T&D and smart grid
Renewable integration
Shale gas
Asset management
Remediation
Design and engineering
DesignBuild
Architect and engineering
Energy efficiency
Advanced communications
systems
Environmental support
Water resource management
Civil engineering
Financial transactions
Secure commerce products
5-8%
8-10%
3-6%
3-6%
©2013 LEIDOS. ALL RIGHTS RESERVED.

Power

- 180+ public power clients
- 80+ investor owned utility clients
- Manage 37% of U.S. state energy efficiency programs
- 30+ smart grid projects
- 1st operating smart grid as a service program

Industrial

- 4,000+ energy efficiency audits completed
- 800 energy efficiency projects implemented
- 40 building information modeling projects
- Independent engineering portfolio of 1,000+ projects
- Winner of 4 DesignBuild Institute awards

Oil and Gas

- Active contracts with 4 of the top 6 super majors
- Service delivery in 500+ shale energy sites across U.S.
- Shale gas water support in 2,500+ sources
- 26 office locations oriented towards shale plays
- EPC upgrades with mid tier refineries

Infrastructure

- Program mgmt of $2B Texas water supply pipeline
- Design of i235-i35-i40 Crossroads of America
- 2013 SI of the Year
- Over 1,200 detection systems deployed in over 50 countries
- 78 megawatts geothermal energy in development
- Winner of 3 DesignBuild Institute awards

leidos

79 ©2013 LEIDOS. ALL RIGHTS RESERVED. Leidos Engineering Capabilities Delivered to Markets Scale and Experience in Markets that Matter nationalgrid

Chesapeake
ENERGY

U.S. Customs and
Border Protection

U.S. Geothermal Inc.
CLEAN GREEN RENEWABLE ENERGY

NASA

ITC

AIR MOBILITY COMMAND

GM

AB InBev

US Army Corps
of Engineers

HOLLYFRONTIER
CORPORATION

Transportation
Security
Administration

الشركة السعودية للكهرباء
Saudi Electricity Company

GRADIENT
RESOURCES

leidos

80 ©2013 LEIDOS. ALL RIGHTS RESERVED. Leidos Engineering Clients … and Other Fortune 100 Companies

81 ©2013 LEIDOS. ALL RIGHTS RESERVED. Secure Commerce Clients Include: CBP, TSA, DoD, DOS, Mexico, Middle East

Prepared reports on nearly
1,000
power, infrastructure and industrial
projects in 75 countries and territories
Independent engineering on more than 1,000 energy projects,
nearing $200 billion in completed transactions
Active in independent engineering and owner’s advisory since 1978
Reviewed nearly 500
renewable energy and 150 biofuel projects
across 6 continents, with energy capacity in excess of 33,000 megawatts
over the last 2 years alone
Evaluated over 300  major technologies
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Engineering
Lenders & Developers – Consulting Engineering
7 RECENT DEAL OF
THE
YEAR AWARDS
Project Finance
Magazine

TETRA TECH

BLACK & VEATCH

leidos

AECOM

SKM

leidos

smiths detection

ICF INTERNATIONAL

SIEMENS

Balfour Beatty

WILLBROS

WorleyParsons
resources & energy

L3

AS&E

ecology and environment, inc.
Global Environmental Specialists

Structure

CH2MHILL

Rapiscan systems

CBI

Burns & McDonnell
SINCE 1898

POWER ENGINEERS

leidos

83 ©2013 LEIDOS. ALL RIGHTS RESERVED. Competitive Landscape Large Engineering Specialized Engineering

©2013 LEIDOS. ALL RIGHTS RESERVED.
Impact of Leidos Health & Engineering
NASA One-of-a-Kind Vibro-
Acoustic Research Facility
DesignBuild
Responsible Shale
Exploration Support
San Diego County Airport
Design, Engineering, Installation,
Testing, and Commissioning
Data Analytics Oklahoma Cancer Research Center

Financial Overview— Mark Sopp CHIEF FINANCIAL OFFICER

©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Value Creation Roadmap
Proven Business Model – On a New Path to Drive Shareholder Value
Profit-Focused Revenues
Year-over-year Operating Income Growth
Strong Cash Generation
Capital Allocation Effectiveness

Quality revenues; profit focus
Stay within our wheelhouse; shape portfolio
Capitalize on OCI and commercial opportunities
Greater Leidos content, integrated technology
Complete transition year costs/charges
Full-year benefit of FY14 cost reductions; ongoing
Underperforming business areas removed
Reduce cost of delivery (procurement,
subcontracting)
©2013 LEIDOS. ALL RIGHTS RESERVED.
Profitability Actions
Geared for More Predictable and Low Capital-Intensive Profit Streams
Focus on
Profitable
Growth
Deliver
Expanded
Margins

88 ©2013 LEIDOS. ALL RIGHTS RESERVED. Strong Cash Flow Strong and Improving Capital Efficiency Strong Cash Flow No Factories Insignificant Pension Variable Cost Structure Human Capital Based

©2013 LEIDOS. ALL RIGHTS RESERVED.
Cash & Credit Statistics
Meaningful Near-Term Cash Deployment Opportunity
No debt maturities till 12/2020
Total Debt = $1,293M
Avg. Debt  Rate 5.6%
Anticipate maintaining
investment grade rating
Cash at Spin ~$450M
Dividend from NSAIC $295M
Est’d Beg. Cash ~$745M
Est’d End FY14 ~$950M
CASH                                DEBT

©2013 LEIDOS. ALL RIGHTS RESERVED.
Capital Deployment
$350M Projected FCF
*
/Year;  >$2.5B deployable next 5 years
~1/3
- Maintain/Increase
Regular Dividends
>1/3
- Buybacks &
Special Dividends
Selective M&A
1
*FCF = Free Cash Flow; Derived from projected Operating Cash Flow minus projected Capital Expenditures
$0.95B
$2.6B
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
YE FY14 FY15 FY16 FY17 FY18 YE FY19
rd
rd
• Established Businesses
• Strengthens our 3 Markets

Recent Results & Outlook

Pro Forma (PF) Financials
Consolidated + segments; Oct ‘13
Leidos PF includes:
– CityTime settlement
– >100bps stranded costs
– Significant special charges FY12-14
Adjusted Non-GAAP Op Income
Discrete items adjusted
Provides additional insight into core
operating performance
Reflects stranded corporate costs
and does not reflect cost savings
program
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos Historical Performance
$'s in millions FY12 FY13 H1 FY14
Leidos Pro Forma Revenue 5,860 $               6,471 $               3,065 $
SAIC as Reported Operating Income 300 $                    741 $                    219 $
New SAIC (343)                      (288)                      (105)
Stranded Corporate Costs (66)                        (70)                        (41)
Separation Costs -                        10                          55
Leidos Pro Forma Operating Income (109)                      393                       128
Pro Forma Operating Income % -1.9% 6.1% 4.2%
Non-GAAP Adjustments:
CityTime 540                       -                        -
Significant EAC Adjustments -                        10                          37
Intangible Impairments 19                          13                          34
Regulatory and Legal Settlements 22                          9                            15
Adj. Non-GAAP Operating Income 472 $                    425 $                    214 $
  Adj. Non-GAAP Operating Income %* 7.5% 6.6% 6.9%
* Operating Income % appropriately adjusted for CityTime and EAC revenue impacts
See Appendix for description of pro forma non-GAAP adjustments

$368
$334
$153
$0
$100
$200
$300
$400
$500
FY12 FY13 FY14 1H
Adjusted Non-GAAP Operating Income
($M)
7.2%
7.2%
$4,631 $4,646
$2,116
$0
$1,000
$2,000
$3,000
$4,000
$5,000
FY12 FY13 FY14 1H
Adjusted Non-GAAP Revenue ($M)

Revenue
1HFY14 down due to JLI and Federal
spending cuts
Adjusted Non-GAAP Operating Income
Reflects stranded corporate costs;
does not reflect cost savings program
Adds back Impairments and EAC
adjustments for one program
©2013 LEIDOS. ALL RIGHTS RESERVED.
National Security Segment Financials
7.9%
See Non-GAAP reconciliation in the Appendix

Revenue
Revenue; growth from acquisitions;
1HFY14 internal revenues flat
Adjusted Non-GAAP Operating Income
Reflects stranded corporate costs; does
not reflect cost savings
Adds back impairments and EAC
adjustments for one program
©2013 LEIDOS. ALL RIGHTS RESERVED.
Health & Engineering Segment Financials
8.6%
See Non-GAAP reconciliation in the Appendix
$1,622
$1,831
$972
$0
$500
$1,000
$1,500
$2,000
FY12 FY13 FY14 1H
Adjusted Non-GAAP Revenue ($M)
$139 $140
$79
$0
$100
FY12 FY13 FY14 1H
Adjusted Non-GAAP Operating
Income ($M)
7.6%
8.1%

Consistent with SAIC Inc. guidance issued Sept 4, 2013, except:
–
Separation now assumed; triggers Stranded Corporate Costs ~$60M
($.12 EPS)
–
Legal expenses previously reported as part of TSIT~$10M ($.02)
–
EPS, provided on a pre-split and post-split basis
©2013 LEIDOS. ALL RIGHTS RESERVED.
Leidos FY 14 Guidance
Revenues (billions) 5.85 $      to 6.10 $
EPS Continuing Operations, pre-stock split 0.45 $      to 0.51 $
EPS Continuing Operations, split adjusted 1:4 1.80 $      to 2.04 $
Operating Cash Flows (millions) $325 +

©2013 LEIDOS. ALL RIGHTS RESERVED.
FY15 Margin Improvement Outlook
Major Levers:
Full year benefit of $200M+
cost reductions
Ongoing streamlining; lower
wrap rates
NSS removal of non-core
under-performing business
areas
Restoring normative
commercial health margins
HES focus on higher fee
consulting engineering projects
Profit-focused incentives and
accountability
Focused on Bottom Line in Difficult Top-Line Environment
FY14 1H Adjusted Non-GAAP Operating Income 6.9%
FY14/15 cost savings program 1.0% - 1.5%
HE Sector profit improvements 0.7% - 1.25%
Anticipated portfolio changes 0.1% - 0.2%
Targeted FY15 Operating Margin 8.0%
+

©2013 LEIDOS. ALL RIGHTS RESERVED.
Playing to our Strengths:
Leidos FY15 to FY17 Targets
Targeted EPS* Growth/Yr.          10.0%+
Targeted Annual
Operating Margin 8.0%+
Targeted Organic Growth:
FY15 +/- low single digit
FY16-17 +   low single digit
Targeted Operating
Cash Flow/Yr. $400M+
* GAAP EPS from Continuing Operations
Profit-focused
Lower cost structure
Strong Cash Flow
Attractive Regular
Dividend (~1/3 FCF)
Targeting > 1/3 FCF
buybacks/special
dividends

1.
Attractive, large, enduring, increasingly integrated markets
2.
Streamlining, separation, and portfolio moves prep for clean FY15+
3.
Profit growth and capital effectiveness focus
4.
Deployment opportunity > $2.5B over the next 5 years
– >2/3 FCF targeted for dividends and buybacks
– Select, established M&A to build our three markets
– Systematically deploy excess cash
©2013 LEIDOS. ALL RIGHTS RESERVED.
Summary
Repositioned with Focus on Driving Profit Growth and Returning Cash to Shareholders

Appendix

The unaudited pro forma consolidated financial information included in this presentation was derived from the Company’s historical consolidated financial statements and is being presented to show the effect of the proposed spin-off of New SAIC.
The unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and accompanying notes.  The unaudited pro forma consolidated financial information is presented for the six months ended August 2, 2013 and the years ended January 31, 2013 and 2012 and assumes the separation occurred on
February 1, 2011.
The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable, that reflect the impacts of events directly attributable to the proposed spin-off, and that are factually supportable. The pro forma adjustments may differ from those that will be calculated to report New SAIC as discontinued
operations in Leidos’ future filings. The unaudited pro forma consolidated financial information is provided for illustrative and informational purposes only and is not intended to represent or be indicative of what Leidos’ results of operations or financial position would have been had the separation occurred on the dates indicated. The unaudited pro forma consolidated financial information also should not be considered representative of Leidos’ future results of operations or financial position.
The pro forma adjustments represent the following:
– Removal of the results of operations for the Technical Services and Information Technology segment that comprises New SAIC.
– Removal of non-recurring transaction and infrastructure setup costs incurred by the Company in connection with the proposed spin-off of New SAIC.
– Addition of certain general corporate overhead expenses (stranded costs) that were not specifically related to
New SAIC and do not meet the requirements to be presented as a component of discontinued operations.
©2013 LEIDOS. ALL RIGHTS RESERVED.
Unaudited Pro Forma Consolidated Financial
Information

This presentation includes the financial measures Adjusted Non-GAAP Revenue, Adjusted Non-GAAP
Operating Income, and Free Cash Flow, all of which are defined as non-GAAP financial measures by the
Securities and Exchange Commission (SEC). These measures may be different than similarly-titled non-
GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Explanations of our non-
GAAP financial measures are as follows:
Adjusted Non-GAAP Revenue is a non-GAAP financial measure that is reconciled to the most directly comparable GAAP financial measure, Revenue. Adjusted Non-GAAP Revenue adjusts Revenue for the following discrete events:
CityTime – This adjustment represents to a legal settlement related to a timekeeping contract with the City of New York.
Significant EAC Adjustments – This adjustment represents write-downs for two discrete contracts during the periods presented that were unusual in nature and in amount.
The Company uses non-GAAP financial measure to provide investors with visibility to how the company performed without these discrete events.
©2013 LEIDOS. ALL RIGHTS RESERVED.
Non-GAAP Reconciliations

Adjusted Non-GAAP Operating Income is a non-GAAP financial measure that is reconciled to the most directly comparable GAAP financial measure, Operating Income. Adjusted Non-GAAP Operating Income
adjusts Operating Income for the following discrete events:
CityTime – This adjustment represents to a legal settlement related to a timekeeping contract with the City of New York.
Intangible Impairments – This adjustment represents impairments of long-lived assets due to changes in actual performance against performance projected when the long lived assets were acquired.
Significant EAC Adjustments – This adjustment represents write-downs for two discrete contracts during the periods presented that were unusual in nature and in amount.
Regulatory and Legal Settlements – This adjustment represents settlements for discrete regulatory and legal matters.
The Company uses non-GAAP financial measure to provide investors with visibility to how the company performed without these discrete events.
©2013 LEIDOS. ALL RIGHTS RESERVED.
Non-GAAP Reconciliations (Continued)

©2013 LEIDOS. ALL RIGHTS RESERVED.
Non-GAAP Reconciliations – Adjusted Non-
GAAP Revenue and Operating Income
Note:  The “as reported” amounts above and throughout this presentation have been recasted to give effect to reorganizations and discontinued operations
Non-GAAP Adjusted Operating Income Reconciliation by Sector
FY12 FY13 FY14
HE Seg NSS Seg TSIT Corp Seg Total HE Seg NSS Seg TSIT Corp Seg Total HE Seg NSS Seg TSIT Corp Seg Total
SAIC as Reported Revenue 1,622 $         4,631 $         4,238 $         (2) $              10,489 $     1,831 $        4,646 $        4,693 $         (5) $            11,165 $     972 $         2,101 $        2,116 $         (8) $            5,181 $
SAIC Gemini, Inc. (4,238)          -               (4,238)         (4,693)          (4,693)         (2,116)          (2,116)
CityTime to Leidos (391)             (391)            (1)               (1)                 -
Leidos Pro Forma Revenue 1,622             4,631             -                (393)             5,860          1,831           4,646           -                (6)               6,471          972            2,101           -                (8)               3,065
Non-GAAP Adjustments:
CityTime -                 -                 -                410               410              -               -               -                -             -               -             -               -                -             -
Significant EAC Adjustments -                 -                 -                -               -               10                 -               -                -             10                16              15                 -                -             31
Adj Non-GAAP Revenue 1,622 $         4,631 $         - $             17 $              6,270 $       1,841 $        4,646 $        - $             (6) $            6,481 $       988 $         2,116 $        - $             (8) $            3,096 $
Sector as Reported Operating Income 156 $             398 $             (199) $           (55) $            300 $           160 $           371 $           314 $            (104) $       741 $           45 $           157 $           139 $            (122) $       219 $
SAIC Gemini, Inc. -                 -                 199                -               199              -               -               (314)              28               (286)            -             -               (139)              34 $           (105)
Stranded Corporate Costs (17)                 (49)                 -                -               (66)               (20)               (50)               -                -             (70)               (13)             (28)               -                - $          (41)
CityTime -                 -                 -                (542)             (542)            -               -               -                (2)               (2)                 -             -               -                - $          -
Pro Forma Separation Costs -                 -                 -                -               -               -               -               -                10               10                -             -               -                55 $           55
Pro Forma Operating Income 139                349                -                (597)             (109)            140               321               -                (68)             393              32              129               -                (33)             128
Pro Forma Operating Income % 8.6% 7.5% 0.0% 151.9% -1.9% 7.6% 6.9% 0.0% 1133.3% 6.1% 3.3% 6.1% 0.0% 412.5% 4.2%
Non-GAAP Adjustments:
CityTime -                 -                 -                540               540              -               -               -                -             -               -             -               -                -             -
Significant EAC Adjustments -                 -                 -                -               -               10                 -               -                -             10                17              20                 -                -             37
Intangible Impairments -                 19                    -                19                -               13                 -                13                30              4                    -                34
Regulatory and Legal Settlements -                 -                 -                22                 22                -               -               -                9                 9                    -             -               -                15               15
Adj. Non-GAAP Operating Income 139 $             368 $             - $             (35) $            472 $           150 $           334 $           - $             (59) $          425 $           79 $           153 $           - $             (18) $          214 $
  Adj. Non-GAAP Operating Income % 8.6% 7.9% N/A N/A 7.5% 8.1% 7.2% N/A N/A 6.6% 8.0% 7.2% N/A N/A 6.9%

Free Cash Flow is a non-GAAP financial measure that is reconciled to the most directly comparable
GAAP financial measure, cash flows used in operating activities. The company believes that reporting free cash flow provides investors with greater visibility into how effectively it generates cash. The company calculates free cash flow by subtracting expenditures for property, plant and equipment from total cash flows used in operating activities.
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Non-GAAP Reconciliations – Free Cash Flow
($ in millions)
FY15-FY19
Projected average annual operating cash flow 400 $
Projected average annual expenditures for property, plant and equipment (50)
Free cash flow 350 $